UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (date of earliest event reported): June 18, 2007
                                                           ---------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                        0-26396                   65-0538630
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    Of incorporation)                                        Identification No.)


8685 Northwest 53rd Terrace, Miami, Florida                        33166
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (305) 593-0770
                                                    ----------------------------


                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On June 18, 2007, the Registrant issued a press release announcing its earnings for the fiscal fourth quarter and fiscal year ended April 1, 2007.

A copy of the press release is included with this Report as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1. Press Release of Benihana Inc. dated June 18, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BENIHANA INC.


Dated: June 18, 2007                    By: /s/ Jose I. Ortega
                                            ------------------------------------
                                            Vice President of Finance and
                                            Chief Financial Officer